UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report: (Date of earliest event reported): September 26, 2005
I-Sector Corporation
(Exact name of registrant as specified in its charter)

Delaware	1-31949	76-0515249
(State of Incorporation)	Commission file number	(I.R.S. Employer Identification No.)
6401 Southwest Freeway
Houston, Texas 77074
(Address of Registrant’s principal executive offices)
(713) 795-2000
(Registrant’s telephone number, including area code)
(Not Applicable)
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure
I-Sector Corporation filed a Current Report on Form 8-K on September 21, 2005 containing an investor slide presentation. This Form 8-K/A contains corrected slides from that presentation. The slides are furnished (not filed) as Exhibit 99.1 to this Current Report on Form 8-K pursuant to Regulation FD.
Item 9.01 Financial Statements and Exhibits
(c) Exhibits

Exhibit
Number	Description
99.1	Corrected PowerPoint Presentation Slides
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

I-SECTOR CORPORATION
Date: September 26, 2005	By:	/s/ Brian Fontana
Brian Fontana
Chief Financial Officer